UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


              Investment Company Act file number   811-03877


                                  Z Seven Fund
               (Exact name of registrant as specified in charter)


           1819 South Dobson Road, Suite 109, Mesa, Arizona 85202-5656
           -----------------------------------------------------------
           (Address of principal executive offices)         (Zip code)


    Barry Ziskin, 1819 South Dobson Road, Suite 109, Mesa, Arizona 85202-5656
    -------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 480-897-6214


Date of fiscal year end: 12/31


Date of reporting period: 06/30/03

ITEM 1. REPORTS TO STOCKHOLDERS.

                                     [LOGO]

                              SECOND QUARTER REPORT

                                  PERIOD ENDED

                                  JUNE 30, 2003

1.         ACCOUNTING PROCEDURES: RELIABILITY & CONSERVATISM

2.         CONSISTENCY OF OPERATING EARNINGS GROWTH

3.         STRENGTH OF INTERNAL EARNINGS GROWTH

4.         BALANCE SHEET: WORKING CAPITAL

5.         BALANCE SHEET: CORPORATE LIQUIDITY

6.         RECOGNITION: OWNER DIVERSIFICATION

7.         VALUE: P/E UNDER 10

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:
     We would like to express our appreciation for the confidence you have shown in our investment philosophy. In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

2003 SECOND QUARTER RESULTS
     As I believe most investors would agree, it was wonderful to have the wind at our backs for a change. In this rather easy period to profit in global equities, our NAV climbed 21% from $3.84 to $4.63 at June 30, 2003.

 2003 SIX-MONTH RESULTS
     In the six months ended June 30, 2003, our NAV advanced 12% from $4.12 to $4.63. We are even more pleased that these positive results come after a year when we achieved growth in three of four quarters, despite the bear market conditions in 2002.

     Most of our investments are in superbly managed companies which continue to demonstrate their quality by reporting considerably better earnings, in a reliable and conservative manner, than most other companies.

OUTLOOK
     As outlined in our latest annual report and placed in historical perspective, I believe we are in a cyclical bull market which probably will last at least another year or two, before giving way to the likelihood of a greater secular bear market.

     While we will also be eagerly searching for new investment opportunities, very few quality growth companies which have successfully risen to the challenges of the recent economic down trend are currently trading at attractive prices. We recently added our first Japanese investment in about 18 years, a high quality computer service company bucking both the Japanese economy and industry trends, when cascading Japanese stock prices early in the year, gave us a bargain opportunity. We also added greatly to one of our long-term holdings in the U.S., which returned briefly to a bargain price. Both have nearly doubled in price since!

Sincerely,

/s/ Barry Ziskin

Barry Ziskin                                                    August 12, 2003

GENERAL INFORMATION

THE FUND
     Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq Small Cap Market and on the Pacific Exchange. Its investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

NET ASSET VALUE CALCULATION
     While it remains out intent to publish our Net Asset Value (NAV) weekly, there may be instances when we are unable to do so.

SHARE REPURCHASES
     Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market.

FORWARD LOOKING STATEMENTS
     When used in this report and in future filings by the Fund with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties.

     Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information. Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
AT JUNE 30, 2003 (UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT SECURITIES (A)                                 SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 6.4%
   Techne Corp. (b)                                       18,400      $  558,440
                                                                ----------------
                                                                         558,440
                                                                ----------------
BUILDING & MATERIALS  -  7.5%
   Barratt Developments PLC                               69,100         495,031
   Hughes Supply, Inc.                                     4,500         156,150
                                                                ----------------
                                                                         651,181
                                                                ----------------
COMPUTER SALES & SERVICES  -  6.6%
   Insight Enterprises, Inc. (b)                           6,080          60,800
   TIS, Inc.                                              26,600         510,940
                                                                ----------------
                                                                         571,740
                                                                ----------------
CONFECTION  -  1.6%
   Lindt & Sprungli AG                                       230         141,282
                                                                ----------------
                                                                         141,282
                                                                ----------------
ELECTRONIC COMPONENTS  -  3.6%
   Roxboro Group PLC                                      86,084         311,201
                                                                ----------------
                                                                         311,201
                                                                ----------------
HEALTH & FITNESS PRODUCTS  -  17.3%
   Balchem Corporation                                    17,200         404,544
   National Dentex Corporation (b)                         8,100         165,653
   Nautilus Group, Inc.                                   13,600         168,640
   Novartis AG                                             3,960         157,087
   UCB                                                    11,622         319,007
   United Guardian, Inc. (b)                              40,400         280,780
                                                                ----------------
                                                                       1,495,711
                                                                ----------------
HEALTH SERVICES  -  5.3%
   U.S. Physical Therapy, Inc. (b)                        34,850         455,490
                                                                ----------------
                                                                         455,490
                                                                ----------------
INFORMATION & RESEARCH SERVICES  -  8.5%
   Factset Research, Inc.                                 14,000         616,700
   Forrester Research (b)                                  7,600         122,816
                                                                ----------------
                                                                         739,516
                                                                ----------------
INSURANCE BROKERS  -  10.5%
   Jardine Lloyd Thompson Group PLC                       91,600         913,102
                                                                ----------------
                                                                         913,102
                                                                ----------------
INVESTMENT MANAGERS  -  7.6%
   Brewin Dolphin PLC                                     89,500          79,962
   Rathbone Brothers PLC                                  58,000         578,165
                                                                ----------------
                                                                         658,127
                                                                ----------------
MANUFACTURING - AUTO & INDUSTRIAL -  6.1%
   Strattec Security Corporation (b)                      3,500          186,200
   VT Holding A/S (Cl B)                                  9,965          343,884
                                                                ----------------
                                                                         530,084
                                                                ----------------

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
AT JUNE 30, 2003 CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT SECURITIES (A)                                 SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
RETAIL  -  2%
   The Men's Wearhouse, Inc. (b)                           6,300         137,655
   Westfair Foods                                            360          40,098
                                                                ----------------
                                                                         177,753
                                                                ----------------
OTHER  -  0.9%
   Abbeycrest PLC                                         10,000          10,672
   Ballantyne of Omaha, Inc. (b)                          50,505          63,131
                                                                ----------------
                                                                          73,803
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS  -  83.9%
   (Cost $6,563,358)                                                  $7,277,430
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIONS                                                 CONTRACTS
--------------------------------------------------------------------------------
   Nasdaq Mini 100 Index Puts                                140         273,000
                                                                ----------------
TOTAL OPTIONS  -  3.2%
   Total (Cost $226,800)                                                 273,000
================================================================================
TOTAL INVESTMENT IN SECURITIES -  87.1%
   (Cost $6,790,158)                                                  $7,550,430
--------------------------------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
   LESS LIABILITIES  -  12.9%                                          1,116,480
--------------------------------------------------------------------------------
NET ASSETS  -  100.0%
   (Equivalent to $4.63 per share based
   on 1,872,592 shares of capital stock
   outstanding)                                                       $8,666,910
================================================================================
(a)  Percentages are based on net assets of $ 8,666,910.
(b)  Non-income producing investment.

--------------------------------------------------------------------------------
COMMON STOCKS BY COUNTRY
--------------------------------------------------------------------------------
 PERCENT        COUNTRY                                VALUE
--------------------------------------------------------------------------------
    46.4%       United States                                         $3,376,999
    32.8        United Kingdom                                         2,388,133
       7        Japan                                                    510,940
     4.7        Denmark                                                  343,884
     4.4        Belgium                                                  319,007
     4.1        Switzerland                                              298,369
     0.6        Canada                                                    40,098
--------------------------------------------------------------------------------
   100.0%                                                             $7,277,430
--------------------------------------------------------------------------------

Z-Seven Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 2003  (UNAUDITED)

ASSETS

Investments in securities, at value
   (identified cost $6,790,158)                                   $  7,550,430
Cash                                                                 1,022,655
Receivables
   Dividends and interest                                               14,483
   Securities transactions                                             201,890
Other assets                                                             2,957
                                                               ---------------
Total assets                                                         8,792,415
                                                               ---------------

LIABILITIES

Payables
   Due to investment adviser                                             8,284
   Foreign exchange - contracts                                         60,192
   Accrued expenses and accounts payable                                57,029
                                                               ---------------
Total liabilities                                                      125,505
                                                               ---------------
NET ASSETS                                                        $  8,666,910
                                                               ===============

NET ASSETS REPRESENTED BY
Capital stock, $1.00 par value:
   7,700,000 shares authorized,
   3,268,858 shares issued                                        $  3,268,858
Additional paid-in capital                                          20,750,155

Treasury stock, 1,396,266, at cost                                 (10,809,759)
                                                               ---------------
                                                                    13,209,254
Accumulated net realized loss on
   investments, options and currency
   transactions                                                     (5,176,270)
Net unrealized gain on
   investments, options and currency
   translations                                                        700,080
Accumulated net investment loss                                        (66,154)
                                                               ---------------

NET ASSETS (EQUIVALENT TO $4.63 PER
   SHARE BASED ON 1,872,592 SHARES OF
   CAPITAL STOCK OUTSTANDING)                                     $  8,666,910
                                                               ===============

                 See accompanying notes to financial statements.

Z-Seven Fund, Inc.
STATEMENT OF OPERATIONS
SIX-MONTH PERIOD ENDED JUNE 30, 2003 (UNAUDITED)


INVESTMENT INCOME
Dividends, net of non-reclaimable
   foreign taxes of $10,331                                         $   86,821
Interest                                                                 1,666
                                                                --------------
Total investment income                                                 88,487
                                                                --------------
EXPENSES
Investment advisory base fee                                            48,170
Performance bonus                                                       19,820
Compensation and benefits                                               40,302
Transfer agent fees                                                      5,356
Professional fees                                                        6,469
Custodian fees                                                           3,967
Printing and postage                                                     4,959
Office expenses                                                         16,087
Insurance expense                                                          648
Directors' fees and expenses                                             8,355
Dues and filing fees                                                     8,753
Shareholder relations & communications                                   3,727
Rent expense                                                             9,971
                                                                --------------
Total expenses                                                         176,584
                                                                --------------
Expenses reduced through offset
   arrangements                                                         (4,943)
Expense reimbursement from
   Advisor                                                             (17,000)
                                                                --------------
Net expenses                                                           154,641
                                                                --------------
Net investment loss                                                    (66,154)
                                                                --------------
REALIZED & UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized loss on investments,
   options and currency transactions                                  (223,007)
Change in unrealized gain (loss) of
   investments, options and currency
   translations                                                      1,247,830
                                                                --------------
Net gain on investments, options,
   and currency transactions                                         1,024,823
                                                                --------------
Net increase in net assets
   from operations                                                  $  958,669
                                                                ==============

                 See accompanying notes to financial statements.

Z-Seven Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2002 AND SIX-MONTH PERIOD
ENDED JUNE 30, 2003 (UNAUDITED)

                                                         2003          2002
                                                  ----------------------------
NET ASSETS,
Beginning of Period                                   $7,708,241    $8,354,243
                                                  ----------------------------

OPERATIONS
Net investment loss                                      (66,154)     (206,285)
Net realized gain (loss) on
  investments, options and
  currency transactions                                 (223,007)    1,425,537

Change in unrealized
   gain (loss) of invest-
   ments, options and
   currency translations                               1,247,830    (1,506,354)

                                                  ----------------------------
Net increase (decrease) in
   net assets from operations                            958,669      (287,102)
                                                  ----------------------------
DIVIDENDS AND DISTRIBUTIONS
From net investment income                                     0             0
From net realized gain on
   investments, options and
   currency transactions                                       0             0
                                                  ----------------------------
Decrease in net assets from
   dividends and distributions                                 0             0
                                                  ----------------------------
SHARE TRANSACTIONS
Treasury stock repurchases                                     0      (358,900)
Reinvested dividends and
   distributions                                               0             0
                                                  ----------------------------
Decrease in net assets from
   share transactions                                          0      (358,900)
                                                  ----------------------------
Net increase (decrease) in
   net assets                                            958,669      (646,002)
                                                  ----------------------------

NET ASSETS,
End of Period                                         $8,666,910    $7,708,241
                                                  ============================

Z-Seven Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

    Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.
    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION - Securities traded on national securities exchanges, other than the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter, except VT Holding A/S which is valued at the midpoint between the bid and the ask. Securities traded on the London Stock Exchange are valued at the mid-close price. Options are valued at the last bid price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors (the Board). Temporary investments in short-term money market securities are valued at market based upon quoted third-party prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

    FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

    DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.
    Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Z-Seven Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)

    SECURITIES TRANSACTIONS AND RELATED INVESTMENT Income - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

    FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.
    Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund generally acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

    FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

    USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America re-

Z-Seven Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)

quires the Fund's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 2 - TREASURY STOCK TRANSACTIONS

    Over the first six months of 2003, the Board of Directors authorized the repurchase of up to 50,000 of the Fund's capital shares on the open market. No shares were repurchased during the first six months of 2003. From January 1, 2002 through December 31, 2002, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

                                                                    Average
     Period                      Number of          Cost            Discount
                                  Shares                           Per Share
-----------------------------------------------------------------------------
First Half of 2003                     0          $       0           n/a
   Year of 2002                   85,000          $ 358,900         $ 0.16

    In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund. When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. When the Fund is selling at a discount, distributions will be reinvested at market price. On October 26, 2001 distributions of $41,693 were reinvested into 9,857 additional shares of the Fund at a net asset value of $4.23 per share.
    In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. At June 30, 2003, pursuant to filings with the SEC, Agape owned 17% of the Fund shares outstanding. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Previous negotiations for the repurchase of these shares by the Fund have been discontinued.

Z-Seven Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)

NOTE 3 - PURCHASES AND SALES OF SECURITIES

    The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities and options) during the six months ended June 30, 2003, were:

                       Common Stocks           Treasury Bills
                  ----------------------   ---------------------
Purchases                 $ 409,654                      $0
Sales                     $       0                      $0

NOTE 4 - FOREIGN CURRENCY CONTRACTS

    At June 30, 2003, the Fund had the following open forward currency contracts:

Settlement         Currency to         Currency to          Unrealized
   Date              Receive             Deliver           Depreciation
------------     ---------------     --------------     -----------------
  2/27/04           $1,958,802         1,217,063               $24,430
                                     British Pounds

  8/22/03              437,210          638,326                 35,762
                                      Swiss Francs
                  --------------                        -----------------
                    $2,396,012                                 $60,192
=========================================================================

NOTE 5 - OPTIONS TRANSACTIONS

    The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding. The Fund may liquidate the call and put options purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.
    An option may be closed out only on an exchange which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any par-

Z-Seven Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)

ticular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.
    The cost of option contracts purchased, and the proceeds from option contracts sold during the six-month period ended June 30, 2003 were $1,772,870 and $2,019,382, respectively.

NOTE 6 - LEASE COMMITMENTS

    The Fund is obligated under a three-year operating lease extension for its Mesa, Arizona corporate office, which expires on June 30, 2004. Minimum lease payments due are as outlined in the following table:

            July 1 - December 31, 2003             $ 13,383
            Year ended December 31, 2004             13,383
                                                  ----------
                 Total minimum lease payments      $ 26,766
                                                  ==========

    Rent expense for the six-month period ended June 30, 2003 was $9,971. See
Note 12.

NOTE 7 - INVESTMENT ADVISORY FEES AND PERFORMANCE BONUS/PENALTIES

    TOP Fund Management is the Fund's investment adviser (the "Adviser"). Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser. The agreement provides for base management fees ("base fees") equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the six-month period ended June 30, 2003, the base management fees aggregated $48,170.
    In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for under-performance. The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base fees. The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500

Z-Seven Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)

percentage change during the same period of time by more than 10%. For the six-month period ended June 30, 2003, the performance bonus aggregated $19,820.
    The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees. For the year six months ended June 30, 2003, an expense reimbursement of $17,000 was accrued.

NOTE 8 - DISTRIBUTIONS TO SHAREHOLDERS

     On September 13, 2001, the Board of Directors declared a remainder distribution of $503,789, approximately $0.26 per share. This represented undistributed net investment income for 2000 of $82,620 and undistributed long-term capital gains of $421,169. These distributions were paid on October 26, 2001, to shareholders of record on October 11, 2001.

NOTE 9 - FEDERAL INCOME TAX INFORMATION

    The Fund generated net capital gains of $1,425,537 during the year ended December 31, 2002 which reduced its net capital loss carry-forward of $5,103,008 as of the year ended December 31, 2002, which is scheduled to expire on December 31, 2009. The carryover will offset any future net capital gains and no capital gain distributions will be made until the capital loss carry-forward has been fully utilized or expires.

 NOTE 10 - RELATED PARTIES

    Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses. Audit Committee members are paid $500 ($750 for the Chairperson) plus reimbursement of expenses, for each Committee meeting a member attends. The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).
    At June 30, 2003, Barry Ziskin, an officer and director of the Fund, owned 584,697 shares of the Fund's

Z-Seven Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)

capital stock, which represents 31% of the total Fund shares. He is also an officer and director of the Adviser.

NOTE 11 - EXPENSE OFFSET ARRANGEMENT

    Through an arrangement with Standard & Poor's Securities ("S&P"), commissions paid to S&P earn soft dollar credits and directed brokerage credits. The Adviser may direct S&P to use the credits to pay certain Fund expenses. For the period ended June 30, 2003, the Adviser applied $4,943 of these directed brokerage credits towards the payment of operating expenses of the Fund.

NOTE 12 - EXPENSE ALLOCATION

    The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates. The Board has approved allocating shared expenses and employment compensation for Fund employees who are not regular employees of the Advisor or its affiliates based generally on the ratio of assets under management between the Fund and the Adviser's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.

Z-Seven Fund, Inc.
FINANCIAL HIGHLIGHTS
THE FOLLOWING REPRESENTS SELECTED DATA FOR A SHARE OUTSTANDING THROUGH THE PERIODS.

---------------------------------------------------------------------------------------------------------------
                                            June 30,                          December 31,
For the periods ended                        2003           2002      2001        2000        1999        1998
                                          (Unaudited)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $4.12         $4.27      $6.92       $7.57      $7.80       $7.55
                                             -----         -----      -----       -----      -----       -----
Net investment income (loss)                 (0.04)        (0.11)     (0.04)       0.05       0.10         -0-
Net realized and unrealized gains
  (losses) on investments and currency
  transactions before income taxes            0.55         (0.05)     (2.35)      (0.62)     (0.28)       0.55
                                             -----         -----      -----       -----      -----       -----
Total increase (decrease) from
  investment operations                       0.51         (0.16)     (2.39)      (0.57)     (0.18)       0.55
Distributions to shareholders from net
  investment income                            -0-           -0-      (0.04)      (0.11)       -0-       (0.06)
Distributions to shareholders from net
  capital gains                                -0-           -0-      (0.22)        -0-      (0.05)      (0.12)
Income taxes on capital gains paid on
  behalf of shareholders                       -0-           -0-        -0-         -0-        -0-       (0.12)
Impact of treasury stock repurchases           -0-          0.01        -0-        0.03        -0-         -0-
Capital contribution                           -0-           -0-        -0-         -0-        -0-         -0-
                                             -----         -----      -----       -----      -----       -----
Net increase (decrease) in net asset value    0.51         (0.15)     (2.65)      (0.65)     (0.23)       0.25
                                             -----         -----      -----       -----      -----       -----
Net asset value, end of period               $4.63         $4.12      $4.27       $6.92      $7.57       $7.80
                                             =====         =====      =====       =====      =====       =====
Per share market value, end of period        $3.97         $3.26      $4.19       $7.25      $7.69       $8.00
Total investment return (a)                   21.8% (b)    (22.2%)    (38.7%)      (4.2%)     (3.2%)     (24.5%)
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before performance
  bonus/penalty to average net assets (c)      3.6% (d)      3.9%       4.0%        3.4%       3.2%        3.8%
Ratio of total expenses (credits) to
  average net assets (c)                       4.1% (d)      4.2%       2.8%        3.1%       0.5%        1.5%
Ratio of net investment income (loss)
  to average net assets (c)                   (1.8%)(d)     (2.5%)     (0.7%)       0.4%       1.2%       (0.2%)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        0.0% (b)     38.8%      74.6%        0.0%      14.9%       73.1%
---------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of
  period (in 000's)                          1,873         1,873      1,958       2,004      2,322       2,545
Net assets, end of period (in 000's)         8,667         7,708      8,354      13,881     17,569      19,855
---------------------------------------------------------------------------------------------------------------

(a) Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.
(b) Not annualized.
(c) Ratios reflect expenses gross of expense-offset arrangements.
(d) Annualized.

Z-SEVEN FUND PRIVACY NOTICE
Under a recent Securities and Exchange Commission ("SEC") regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties. This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC. As a general matter, it is and has always been our policy not to disclose information about in our possession. We describe these policies in further detail below.

We collect nonpublic personal information about you from the following sources:

o Information we receive from you on account applications, information forms, and other shareholder interactions;
o   Information about your transactions with us, our affiliates, or others; and
o   Information we may receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

BOARD OF DIRECTORS
Alan Mevis
Lydia Moore
Dr. Jeffrey Shuster
Rochelle Ziskin
Barry Ziskin

INVESTMENT ADVISER
TOP Fund Management, Inc.

OFFICERS:
Barry Ziskin
PRESIDENT AND TREASURER
Beth Alexander
CORPORATE SECRETARY

CUSTODIAN
Investors Bank & Trust Company

TRANSFER AGENT
Wells Fargo Bank Minnesota, N.A.
Shareowner Services

INDEPENDENT AUDITORS
Tait, Weller & Baker

GENERAL COUNSEL
Kilpatrick Stockton LLP

STOCK LISTINGS
NASDAQ Small Cap
Symbol: ZSEV
Pacific Exchange
Symbol: ZSE

CORPORATE OFFICE
1819 South Dobson Road
Suite 109
Mesa, AZ 85202
(480) 897-6214 Fax (480) 345-9227 Zseven@aol.com

            Z-Seven Fund Inc.
           1819 S. Dobson Road
[LOGO]          Suite 109
              Mesa, Az 85205
              (480) 897-6214
=================================

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.

Not applicable.

ITEM 5.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

9.A - The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

9.B - At the date of filing this Form N-CSR, the registrant's principal executive officer and principal financial officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley
    Act of 2002. Filed herewith.

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley
    Act of 2002. Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)              Z Seven Fund


By (Signature and Title)  /s/ Barry Ziskin
                          Barry Ziskin, President and Treasurer

Date    August 29, 2003